                                                                     Exhibit 4.2

COMMON STOCK                                                        COMMON STOCK


                                    CEPHEID

             INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA

                                                                     [ILLEGIBLE]

                                                               CUSIP 15670R 10 7








    FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE OF

                                    CEPHEID

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.


Dated:


/s/ [Signature Illegible]             [SEAL]             /s/ THOMAS GUTSHALL

SECRETARY                                                CHAIRMAN AND
                                                         CHIEF EXECUTIVE OFFICER
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                                    CEPHEID

     A statement of rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at its corporate headquarters.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  - as tenants in common                    UNIF GIFT MIN ACT - _______________ Custodian _______________
                                                                                 (Cust)                   (Minor)
     TEN ENT  - as tenants by the entireties                                under Uniform Gifts to Minors
                                                        Act _________________________
     JT TEN   - as joint tenants with right of                                         (State)
                survivorship and not as tenants         UNIF TRF MIN ACT - ________________ Custodian (until age ____)
                in common                                                        (Cust)
                                                                           ___________________ under Uniform Transfers
                                                                                 (Minor)

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ________________________________


                                       X _______________________________________

                                       X _______________________________________
                                       THE SIGNATURE OF THIS ASSIGNMENT MUST
                                       CORRESPOND WITH THE NAME(S) AS WRITTEN
                              NOTICE: UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

SIGNATURE(S) GUARANTEED


By _______________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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       AMERICAN BANK NOTE COMPANY        PRODUCTION ??????????????????????????
         ???? AND ????? STREET                  ??? ??? ?? MAY 2, ????
         PHILADELPHIA, PA ?????                      CEPHEID, INC.
             (???) ???-????                          ? ??????? ???
--------------------------------------- ----------------------------------------
     SALES: ?? ??????  ??? ??? ????          OPERATOR:             DATE:
--------------------------------------- ----------------------------------------
  /?????? ??/LIVE JOBS/C/??????? ?????                 Rev 1
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